® Delivering Value to Consumers – how, when and where they want J.P. Morgan SMid Cap Conference December 5, 2008 Exhibit 99.1

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Valassis

®
Safe Harbor
Certain statements found in this document constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from the Company’s existing competitors;
new competitors in any of the Company’s businesses; a shift in client preference for different promotional materials, strategies or coupon delivery methods, including, without limitation, as a result of declines in newspaper circulation; an unforeseen increase in the Company’s paper or postal costs; changes which affect the businesses of the Company’s clients and lead to reduced sales promotion spending, including, without limitation, a decrease of marketing budgets which are generally discretionary in nature and easier to reduce in the short-term than other expenses; the Company’s substantial indebtedness, and ability to refinance such indebtedness, if necessary; and its ability to incur additional indebtedness, may affect the Company’s financial health; the financial condition of the Company’s clients, suppliers or other counterparties; the adverse impact of the ongoing economic downturn on the marketing expenditures and activities of the Company’s clients and prospective clients; the Company’s ability to comply with or obtain modifications or waivers of the financial covenants contained in the Company’s debt documents; certain covenants in the Company’s debt documents could adversely restrict the Company’s financial and operating flexibility; fluctuations in the amount, timing, pages, weight and kinds of advertising pieces from period to period, due to a change in the Company’s clients’
promotional needs, inventories and other factors; the Company’s failure to attract and retain qualified personnel may affect its business and results of operations; a rise in interest rates could increase the Company’s borrowing costs; the outcome of ADVO’s pending shareholder lawsuits; possible governmental regulation or litigation affecting aspects of the
Company’s business; and general economic conditions, whether nationally or in the market areas in which the Company conducts its business, may be less favorable than expected. These and other risks and uncertainties related to the
Company’s business are described in greater detail in its filings with the United States Securities and Exchange
Commission, including the Company’s reports on Forms 10-K and 10-Q and the foregoing information should be read in conjunction with these filings. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

®
Client
Client
Relationships &
Relationships &
Value-oriented
Value-oriented
Content
Content
Valassis is one of the world leaders in delivering value-oriented content to consumers…how, when and where they want.
As consumer preferences
change, we will repurpose
content to match their
preferences

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A Valassis Company

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A Valassis Company

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RedPlum is the ultimate source of value

Shared Mail
Free-standing insert (FSI) - Co-op newspaper inserts
Coupon and promotion clearing
European and Canadian media operations
Sweepstakes/security consulting
In-store partnerships
China: minority interest in point-of-sale marketing company
Direct mail sampling/advertising
Loyalty marketing software
Internet-delivered promotions
Preprinted inserts
On-page newspaper advertising (ROP)
Newspaper polybag sampling/advertising
Door hanger sampling/advertising (Direct-to-Door)
Shared mail wrap
Targeted inserts
Saturation mail
List services
MailCoups/Mail Marketing Systems, Inc. (MMSI)
Neighborhood Targeted
Market Delivered
International, Digital
Media & Services
$480.5M
$401.2M
$177.1M
$1,406.8M
2007 Revenue
2007 Total Revenue
$2,465.6M
*Includes ADVO Jan & Feb
‘07 pre-acquisition revenue.
$315.5M
$278.7M
$127.8M
$1,033.7M
YTD Revenue
(as of 9/30/08)
YTD Total Revenue
$1,755.7M
-2.7% vs. YTD 2007
The segments previously known as International and Services and Household Targeted were aggregated into one segment, International, Digital Media and Services, due to their immateriality versus the remaining segments. Also as of Jan. 1, 2008, the ADVO Canada business previously accounted for in the Shared Mail segment was merged into Valassis Canada and is now included in International, Digital Media and Services. Prior year pro forma revenue has been reclassified here for comparison purposes.
+0.5% YTD vs. 2007
-6.7% YTD vs. 2007
-10.4% YTD vs. 2007
+0.7% YTD vs. 2007

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Discount Stores 5.4%
Other 2.8%
Satellite 1.6%
Consumer Services 9.1%
Direct Marketers 6.6%
Telecom 8.1%
Consumer Packaged Goods 17.4%
Specialty Retail - 15.5%
Grocery, Mass and Drug 17.2%
Restaurants 13.3%
Financial 3.0%

Free-standing Insert - 19%
Shared Mail 53%
Neighborhood Targeted 21%
International, Digital Media & Services 7%

Valassis

5 ® Diversification - 2007 Revenue by Product Revenue by Client

®
2009 Strategy
• Successful management of 2009 Profit Maximization Plan
• Improved execution of cross selling and new client
acquisition
• Further adoption of Integrated Media Optimization
• Marketers need to move product and consumers seek deals
– Valassis products drive traffic and move product
– We believe the current economic environment will have a more permanent effect on consumer behavior
– 72% of consumers are using more coupons

– Coupon usage has increased 46%
2
– Comparison shopping with ad circulars has increased 26%

1 Prospectiv Study, August 2008
2 Big Research, Consumer Intentions & Actions Survey, October 2006 - 2008

®
Long-term Growth Strategy
• Maintain and grow our core products and innovate with new
offerings
• As newspaper coverage declines, migrate newspaper-
delivered content to Shared Mail and online
•
Value Proposition:
The only company to blend a one-of-a-
kind national shared mail network and newspaper
distribution
– Leverage our proprietary targeting system (IMO) for effective media optimization
Execution = Long-term Profitable Revenue Growth

®
Assumptions (1)
Flat to down
slightly
Down 6-7% Down 6-7% Revenue Assumption
2H 2009
vs.
2H 2008
1H 2009
vs.
1H 2008
2H 2008
vs.
2H 2007
$215.0 million $219.3 million $65.0 million
Adjusted EBITDA
(2)
Assumption
2009** 2008 4Q 2008*
(1) These assumptions by management are based on the current economic environment and the volatility in the marketplace may effect future performance.
(2) Important information regarding operating results and reconciliations of non-GAAP financial measures to the most comparable GAAP measures may be found in the “Reconciliation of Non-GAAP measures” on slide 21.
**Provides a minimum covenant cushion of approximately 20% rising to nearly 30% by December 31, 2009.
*Does not include $4 million of one-time costs associated with the implementation of the 2009 Profit Maximization Plan.

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Valassis

2009 Profit Maximization Plan
2008 acquisition cost synergies are on track to meet our target of $38 million
$57.5 million Total Profit Maximization Plan
$25.0 million
26.0 million
6.5 million
SG&A Reductions
Production Cost Savings
Underperforming Businesses
Note: The $11 million of additional acquisition cost synergies projected for 2009 compared to 2008
($49M vs. $38M) is included in the profit maximization plan.

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®
Capital Structure
($ in millions)
Cash and equivalents                                             $147.6
Senior Secured Debt:
Senior Notes $100.0 6-5/8% 1/15/2009 fixed rate
Senior Secured Credit Facility – fixed portion 480.0 6.80% 3/31/2014 swaps expire 12/31/10
Senior Secured Credit Facility – floating portion 132.3                4.04%
(1)
3/31/2014
LIBOR
+175
Senior Convertible Notes .1 1-5/8% 5/22/2033 fixed rate
Senior Secured Revolving Credit Facility – $120mm
(2)
0.0 4.54%
(1)
3/31/2012
LIBOR
+225
Total Secured Debt $712.3
Senior Unsecured Notes 540.0 8-1/4% 3/31/2015 fixed rate
Total Debt $1,252.3
Total Net Debt $1,104.7
Current Market Capitalization $70.9
47.88 mm shares at 11/28/08
Total Capitalization $1,175.6
As of
9/30/08
Rate
Due Comments
closing price of $1.48
(1) Based on three-month LIBOR as of 11/7/08 of 2.29% plus spread.
(2) $120 million less approximately $10.5 million in letters of credit is current available credit.

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®
Covenant Analysis
As of 9/30/08
Consolidated Senior Secured Leverage Ratio:
Senior Secured Debt $712.3
Adjusted EBITDA (LTM)
(1)
$223.9
Covenant Ratio Level
(2)
4.00x
Consolidated Senior Secured Leverage Ratio 3.18x
Test Pass
Covenant EBITDA Cushion % 20.5%
Consolidated Interest Coverage Ratio: As of 9/30/08
Consolidated Interest Expense (LTM) $92.5
Adjusted EBITDA (LTM)
(1)
$223.9
Covenant Ratio Level
(3)
1.60x
Consolidated Interest Coverage Ratio 2.42x
Test Pass
Covenant EBITDA Cushion % 33.9%
(1) Calculated pursuant to the terms of the senior secured credit facility for the trailing twelve-month period ended September 30, 2008.  Adjusted EBITDA under the senior secured credit facility is calculated differently than the Company’s publicly disclosed Adjusted EBITDA because the senior secured credit facility definition does not permit certain adjustments the Company has included in its publicly disclosed Adjusted EBITDA.
(2) Ratio decreases to 3.75x on Dec. 31, 2008.
(3) Ratio increases to 1.75x on Dec. 31, 2008.
($ in millions)

®
Why Invest in Valassis?
• Consumer demand for value-oriented media
• Value proposition
– shared mail and newspaper blended solution
– one-of-a-kind shared mail distribution
– long-term newspaper coverage declines = shift to shared mail
(improved margins)
• Cross-sell opportunity
– extensive product portfolio
– expansive client base
• Outperforming print media peers
• Capital structure
• Cash flow
• Experienced, results-oriented management team

® Questions

® Appendix

citigroup

verizon

OLD NAVY

Kroger

RITE AID

KFC

L'ORÉAL

Johnson & Johnson

SAFEWAY

QUAKER

Party City
THE DISCOUNT PARTY SUPER STORE

RadioShack.
Do Stuff.

DIRECTV

Unilever

GEICO

IKEA

WAL★MART

P&G

Nestlé

GAP

Pizza Hut
AMERICA'S FAVORITE PIZZA

i'm lovin' it

Domino's Pizza

Firestone
since 1926 COMPLETE AUTO CARE

T · · Mobile ·

FOOD LION

Sprint
Together with NEXTEL

We have relationships with more than 15,000 advertisers worldwide in various industries. “Blue Chip” Client Base

Valassis	News America Marketing	Catalina Marketing	Harte-Hanks	Vertis	Valpak		
	✓			✓		✓		✓
	✓						✓	
	✓				✓			✓
	✓				✓		✓	✓
	✓				✓			✓
	✓	✓						
	✓							✓
	✓	✓		✓		✓	✓	✓
	✓	✓						
	✓	✓						
			✓

®
Unique Value Proposition
Mail
Shared Mail
Loyalty Mail
Newspaper
Preprinted Inserts
Run of Press
Polybag/Sampling
Co-op FSI
Direct-to-Door
Internet
(Value-oriented Content)
In Store
In Aisle
Perimeter
Point-of-Sale (POS)
Ad
Agencies
Large Metro
Newspapers
We offer the only industry turnkey solution including targeting, media optimization and placement, printing and back-end analytics.
Distribution Channel

Industry Ad Spending
(millions)
Valassis Revenue (Pro forma)
(millions)

Valassis

®
Strong Execution Dictates Success –
Elasticity Within Ad Recession
Sources:
Industry Ad Spend, TNS 2007
Valassis Revenue, Internal Tracking
2001 Ad Recession
Industry:  -3.2%
Valassis:  +1.0%
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
1998 1999 2000 2001 2002 2003 2004 2005 2006
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Industry Ad Spending Total (millions) Valassis Revenue (millions)

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Multiples

Valassis

®
Media Multiples Have Been Significantly Constricted
Over the Last Five Quarters
Source:  Wall Street research
Note:  FV data as of 10/09/08
Cable: VIA, DISCA, SNI
Outdoor: CCO, LAMR
Radio: CCU, CXR, CDL, ETM, CMLS, ROIA, EMMS, SBSA
TV: HTV, SBGI, BLC, TVL, GTN, CBS
Newspaper: GCI, NYT, MNI, MEG, LEE, SSP, AHC
Interactive: GOOG, YHOO, IACI
* Interactive Multiple based on EV / EBITDA
13.0x
14.4x
11.2x
12.7x
8.1x
8.4x
6.3x
5.3x
3.8x
7.6x
29.9x
13.6x
Cable Outdoor Radio TV Newspapers Interactive*
July '07 FV/EBITDA Oct '08 FV/EBITDA

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Year on Year Revenue Change

Valassis

®
Valassis Outperforming the Print Media Industry in 2008
Print Media includes: Media General, McClatchy, Harte-
Hanks, RH Donnelley, New York Times, Gannett,
Meredith, Washington Post, News Corp. and Vertis
-8.4%
-2.7%
-10.9%
-6.2%
-8.9%
2.1%
-2.8%
-7.2%
-12%
-8%
-4%
0%
4%
Q1
'08
Q2
'08
Q3
'08
YTD
'08
Print Media Valassis

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Valassis

®
Net Earnings to Adjusted EBITDA and Cash Flow
from Operations
($ in millions)
Three Months Ended Nine Months Ended
9/30/2008 9/30/2008
Net Earnings (loss) - GAAP (5.2) $                  14.5 $
plus:Income taxes (3.7) 9.1
Interest and other expense, net 23.3 67.8
Depreciation and amortization 17.4 52.2
EBITDA 31.8 $                 143.6 $
Stock-based compensation expense (SFAS No. 123R)
1.9 5.4
Amortization of customer contract incentive - 2.4
Restructuring costs 1.4 2.9
Adjusted EBITDA 35.1 $                 154.3 $
Interest and other expense, net (23.3) (67.8)
Income taxes 3.7 (9.1)
Restructuring costs, cash (0.4) (1.9)
Changes in operating assets and liabilities (31.4) (10.8)
Cash Flow from Operations (16.3) $               64.7 $

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Reconciliation of Non-GAAP Measures
($ in millions)
Reconciliation of Net Earnings to Company Publicly Disclosed Projected Adjusted EBITDA
4Q 2008 2008 2009
Net Earnings 13.4 $       27.9 $       36.2 $
plus: Income taxes 8.5 17.6 23.1
Interest and other expense, net 22.6 90.4 82.0
Depreciation and amortization 18.0 70.2 65.0
EBITDA 62.5 $       206.1 $     206.3 $
plus: FAS123r expense 2.1 7.5 8.7
Contract incentive amortization - 2.4 -
Restructuring Costs 0.4 3.3 -
Company Publicly Disclosed Projected Adjusted EBITDA 65.0 $       219.3 $     215.0 $

®
Reconciliation of Non-GAAP Measures
(cont’d)
*We define adjusted EBITDA as earnings before net interest and other expenses, income taxes, depreciation, amortization, stock-based compensation expense associated with SFAS No. 123R and amortization of a client contract incentive. We define adjusted cash EPS as net earnings plus depreciation, amortization, stock-based compensation expense associated with SFAS No. 123R and amortization of a client contract incentive, less capital expenditures, divided by weighted shares outstanding. We define adjusted cash flow as earnings before depreciation, amortization, stock-based compensation expense and amortization of a client contract incentive less capital expenditures. Adjusted EBITDA, adjusted cash EPS and adjusted cash flow are non-GAAP financial measures commonly used by financial analysts, investors, rating agencies and other interested parties in evaluating companies, including marketing services companies. Accordingly, management believes that adjusted EBITDA, adjusted cash EPS and adjusted cash flow may be useful in assessing our operating performance and our ability to meet our debt service requirements. In addition, adjusted EBITDA is used by management to measure and analyze our operating performance and, along with other data, as our internal measure for setting annual operating budgets, assessing financial performance of business segments and as a performance criteria for incentive compensation. However, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, operating income, cash flow or other income or cash flow data prepared in accordance with GAAP. Some of these limitations are:
• adjusted EBITDA does not reflect our cash expenditures for capital equipment or other contractual commitments;
• although depreciation and amortization are non-cash charges, the assets being depreciated or amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements;
• adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
• adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our indebtedness;
• adjusted EBITDA does not reflect income tax expense or the cash necessary to pay income taxes;
• adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;
• management believes adjusted cash EPS is also a relevant measure of the performance of the business in addition to GAAP EPS. The primary reason for this is because depreciation and amortization charged against earnings to calculate GAAP EPS are expected to be in excess of capital expenditures by approximately $44.2 million in 2008;
• adjusted cash flow does not reflect the residual cash flow available for discretionary expenditures since certain non-discretionary expenditures are not deducted from the measure;
• other companies, including companies in our industry, may calculate these measures differently and as the number of differences in the way two different companies calculate these measures increases, the degree of their usefulness as a comparative measure correspondingly decreases.
Because of these limitations, adjusted EBITDA, adjusted cash EPS and adjusted cash flow should not be considered as measures of discretionary cash available to us to invest in the growth of our business or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP financial measures only supplementally. Further important information regarding operating results and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found below.